Exhibit 10.1

CONVERTIBLE PROMISSORY NOTE

(this “Note”)

Up to $2,500,000	February 21, 2017

FOR VALUE RECEIVED, the undersigned Provectus Biopharmaceuticals, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of Eric A. Wachter, Ph.D. a resident of the State of Tennessee (“Lender”), at Lender’s office located at 7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee 37931, the principal sum of up to Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000.00), or, if less, so much thereof as is outstanding hereunder, in lawful money of the United States of America and in immediately available funds, and to pay fees, costs and interest on said principal sum or the unpaid balance thereof, in like money at said office.

On the date hereof, Lender shall pay to the order of the Borrower the principal sum of Five Hundred Thousand and no/100 Dollars ($500,000). Thereafter, during the period from and including the date hereof until two weeks prior to the Maturity Date (as defined herein), the Borrower may borrow additional funds on any business day; provided that Borrower shall deliver to the Lender an irrevocable borrowing request (“Borrowing Request”), which Borrowing Request is in the form attached hereto as Exhibit A, and which must be received by the Lender prior to 12:00 p.m. eastern time three (3) business days prior to the requested borrowing date (“Borrowing Date”), specifying: (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) the business purpose for which such loan will be used, and (iv) such other documentation as may be requested by Lender in his sole discretion. Upon receipt of any such Borrowing Request, the Lender, in his sole discretion, may make the amount of borrowing available for the account of the Borrower at the office of the Lender prior to 3:00 p.m. eastern time on the Borrowing Date in funds immediately available.

This Note, including Fees (defined below), interest and principal, shall be due and payable in full on May 22, 2017, or such earlier date upon which the Borrower defaults under this Note (beyond the applicable notice and cure periods) or, at the option of the Lender, this Note is converted into New Securities (as defined below); the earliest of such dates being the “Maturity Date”. Payments on this Note shall be applied in the following order: to Fees, interest and then principal. On the Maturity Date, in lieu of repayment, the Lender may elect, in his sole discretion, to apply any and all amounts due and owing to Lender to the Lender’s obligations under the Settlement Agreement (as defined herein). If any payment on this Note becomes due and payable on a Saturday, Sunday, or business holiday in the State of Tennessee, the payment date thereof shall be extended to the next succeeding business day.

Interest on this Note shall accrue on the outstanding balance hereof at a rate equal to six percent (6%) per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months (the “Interest Rate”).

In addition to all of the other sums payable hereunder, the Borrower also agrees to pay to the holder hereof on demand, all costs and expenses (including reasonable attorneys’ fees) which may be incurred in the enforcement of any obligation of the Borrower hereunder (collectively, the “Fees”).

The Borrower also agrees to pay up to Twenty Five Thousand and no/100 Dollars ($25,000) to Lender for his reasonable legal fees and expenses in connection with the transactions contemplated under this Note.

Principal and interest under this Note may be pre-paid in whole or in part at any time without premium or other prepayment charge. Any partial prepayment of principal or interest shall reduce the final payment(s).

The Borrower shall be deemed to be in default under this Note if: (i) the Borrower fails to pay, when due, any payment of principal or interest under this Note, which continues for a period of ten (10) days after the due date of such payment, (ii) any action commenced by or against the Borrower under the Federal Bankruptcy Code, or other statute for the relief of creditors, which is not dismissed within sixty (60) days, (iii) acceleration of any other existing debt obligation of the Borrower, (iv) a change of control of the Borrower (i.e., any transaction in which either (1) the shareholders of the Borrower do not continue to hold at least a 50% voting interest after such transaction or (2) the directors of the Borrower serving on the board of directors as of the date hereof no longer represent a majority of the outstanding board members), (v) the sale of all or substantially all the assets of the Borrower, or (vi) liquidation of the Borrower. In the event of default, the Lender, at his option, may (A) allow this Note to remain outstanding and continue to accrue interest at the Interest Rate, (B) declare the outstanding principal balance of and all accrued but unpaid interest on this Note to be immediately due and payable, or (C) apply any outstanding principal amount plus unpaid interest, and any other unpaid obligation of the Borrower to the Lender, against any amounts outstanding with regard to that certain Settlement Agreement, dated June 6, 2014, between the Lender and the Borrower (the “Settlement Agreement”).

The proceeds of this Note may only be used as follows: (i) 60% of the principal amount shall be used for research and development expenses of the Borrower and (ii) 40% of the principal amount shall be used for general administrative expenses of the Borrower.

The following terms used in this Note shall have the following meanings:

“Conversion Amount” means (i) the entire principal amount of this Note, plus (ii) all accrued and unpaid interest on the Conversion Date (as herein defined).

“Conversion Date” means the date which is three (3) business days following the date the Notice of Conversion is delivered to the Borrower.

“Conversion Price” means the price per New Security at which the Borrower issues any New Securities in any public or private offering during the period that this Note is outstanding.

“New Securities” means any equity securities or securities convertible into equity securities of the Borrower issued in a Qualified Equity Financing.

“Qualified Equity Financing” shall mean a bona fide equity financing conducted with the principal purpose of raising capital, pursuant to which the Company sells shares or units of an equity security or preferred equity approved by the board of directors, which board of directors must consist of at least a majority of the members on the board of directors serving as of the date hereof in order to constitute a Qualified Equity Financing.

If the Holder elects to effect a conversion of this Note into New Securities, the Lender shall: (a) deliver a copy of the fully executed notice of conversion in the form attached hereto as Exhibit B (a “Notice of Conversion”) to the Borrower and (b) surrender or cause to be surrendered this Note, duly endorsed, as soon as practicable thereafter.

On the Conversion Date, the Borrower shall issue and deliver to the Lender confirmation of the number of New Securities that have been issued to the Lender upon conversion of this Note, which number of New Securities shall be calculated by dividing the Conversion Amount by the Conversion Price. The person or persons entitled to receive New Securities issuable upon such conversion shall be treated for all purposes as the record holder of such New Securities at the close of business on the Conversion Date and such New Securities shall be issued and outstanding as of such date.

In the event that, prior to the repayment in full of this Note, the Company consummates a Qualified Equity Financing, then such amount of the outstanding principal due under this Note plus all accrued but unpaid interest that may be included in the Qualified Equity Financing shall automatically convert into New Securities at the Conversion Price and otherwise on the same terms (including the same rights, preferences and privileges) as the other investors that purchase New Securities in such Qualified Equity Financing. If this Note is to be automatically converted, prompt written notice shall be delivered to the Lender at the address last shown on the records of the Borrower, notifying the Investor of the conversion to be effected. Upon such conversion of this Note, the Lender hereby agrees to execute and deliver to the Borrower all transaction documents related to the Qualified Equity Financing, so long as such documents are in a form that is reasonably acceptable to the Lender.

No fractional New Securities or other securities are to be issued upon the conversion of this Note, but instead of any fraction of a New Security which would otherwise be issuable, the Borrower shall pay to the Lender in cash an amount equal to the fair market value of the fractional New Security which would otherwise be issuable. For the purpose of this Note, fair market value shall be agreed between the Borrower and the Lender or, if no such agreement is reached within fourteen (14) days, by a mutually agreed appraiser.

THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TENNESSEE EXCEPT TO THE EXTENT SUPERSEDED BY FEDERAL LAW. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN KNOX COUNTY, TENNESSEE AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS NOTE, OR ANY TRANSACTION RELATING TO OR ARISING FROM THIS NOTE, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. NOTHING HEREIN SHALL LIMIT THE LENDER’S RIGHT TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COMPETENT COURTS OF ANY OTHER JURISDICTION.

THE BORROWER AND THE LENDER HEREBY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, OR ANY TRANSACTION RELATING TO OR ARISING FROM THIS NOTE.

[Signatures contained on next page.]

PROVECTUS BIOPHARMACEUTICALS, INC.

/s/ Timothy C. Scott
Name:	Timothy C. Scott
Title:	President

STATE OF TENNESSEE	)
) ss.
COUNTY OF KNOX	)

Before me, the undersigned authority, on this day personally appeared Timothy C. Scott, President of Provectus Biopharmaceuticals, Inc., and such person is known to me to be the person whose name is subscribed to the foregoing instrument, and upon his oath acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this 21st day of February, 2017.

/s/ Richard C. Plumley
Notary Public

(SEAL)

My commission expires:   7-6-2019

Exhibit A

Form of Borrowing Request

(See Attached)

Exhibit A

BORROWING REQUEST

[DATE]

Eric A. Wachter, Ph.D.

7327 Oak Ridge highway, Suite A

Knoxville, Tennessee 37931

Telephone: (865) 769-4011

Email: wachter@pvct.com

Re:	Borrowing under that certain Promissory Note dated February 21, 2017 issued by Provectus Biopharmaceuticals, Inc. in favor of Eric A. Wachter, Ph.D. in an original principal sum of up to $2,500,000 (“Promissory Note”). Capitalized terms used herein but not defined have the meaning given to them in the Promissory Note.

Please advance $             as follows:

(i)	Borrowing Date: (a business day).

(ii)	The business purpose for which such advance will be used is:

Very truly yours,

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Name:	Timothy C. Scott
Title:	President

Exhibit B

Form of Notice of Conversion

(See Attached)

NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert (the “Conversion”) $             principal amount of the Convertible Note plus $             accrued and unpaid interest on such principal amount into New Securities of Provectus Biopharmaceuticals, Inc. (the “Company”) according to the conditions of the Convertible Note, as of the date written below. No fee will be charged to the Lender for any Conversion.

The undersigned represents and warrants that it understands that all offers and sales by the undersigned of the New Securities issuable to the undersigned upon Conversion of this Convertible Note shall be made pursuant to registration of such securities under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under the Act.

Date of Conversion:

Applicable Conversion Price:

Number of Conversion Securities

to be Issued:

Signature:

Name:

Address:

ACKNOWLEDGED AND AGREED:

PROVECTUS BIOPHARMACEUTICALS, INC.

BY:
NAME:
TITLE:	DATE: